UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 2, 2026

TFS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

United States of America	001-33390	52-2054948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Broadway Ave.,	Cleveland,	Ohio	44105
(Address of principle executive offices)			(Zip Code)
Registrant's telephone number, including area code (216) 441-6000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange in which registered
Common Stock, par value $0.01 per share	TFSL	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 2, 2026, TFS Financial Corporation (“the Company”) (NASDAQ: TFSL), the holding company for Third Federal Savings and Loan Association of Cleveland (“Third Federal”), announced that Meredith S. Weil, a member of the Board of Directors (“the Board”) and Chief Financial Officer, will retire from her employment and her position on the Board effective January 2027.
The Company further reported that James E. LaRocca, 42, will join the Company as Vice President and as Finance and Accounting Officer of Third Federal on June 29, 2026. It is anticipated that he will succeed Ms. Weil as Chief Financial Officer of the Company upon her retirement. Mr. LaRocca most recently held the role of Executive Vice President and Chief Financial Officer at Westfield Bank in Westfield Center, Ohio. He joined Westfield in 2010 and has served in multiple leadership positions within the accounting and finance departments. Mr. LaRocca is a certified public accountant registered in the state of Ohio.
Mr. LaRocca will be entitled to benefits consistent with those extended to associates in comparable roles. He has no familial ties to any director or executive officer of the Company and has not participated in any transactions with the Company or the Bank that would require disclosure pursuant to Item 404(a) of the Securities and Exchange Commission Regulation S-K.
For further information concerning Mr. LaRocca’s background, reference is made to the press release dated April 2, 2026, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

FORM 8-K EXHIBIT INDEX

Exhibit No.

99.1 Press release dated April 2, 2026
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFS FINANCIAL CORPORATION (Registrant)
Date: April 2, 2026	By:	/s/ Meredith S. Weil
Meredith S. Weil
Chief Financial Officer